THE CUTLER TRUST

                                CUTLER CORE FUND
                                CUTLER VALUE FUND

                      Supplement Dated February 26, 2003 to
                        Prospectus Dated October 30, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Above the section captioned "INVESTMENT OBJECTIVE" on page 2, the following information should be added:

PROPOSED ACQUISITION

On February 3, 2003, at a special meeting of the Board of Trustees of the Cutler Trust (the "Board"), the Board unanimously voted to approve the reorganization of the Cutler Core Fund (the "Core Fund") into the Cutler Value Fund (the "Value Fund") (the "Reorganization") pursuant to an Agreement and Plan of Reorganization (the "Plan") between the two funds. Under the Plan, the Core Fund will transfer all of its assets and liabilities to the Value Fund. In exchange the Value Fund will issue a number of full and fractional shares of the Value Fund to the Core Fund equal in value to the net assets transferred to the Value Fund in connection with the Reorganization. The Core Fund will then distribute to its shareholders of record all shares of the Value Fund received by the Core Fund and terminate.

The Reorganization is contingent upon approval of the shareholders of the Core Fund. A special meeting of the shareholders of the Core Fund to consider the Reorganization is scheduled to occur in April 2003.

It is currently anticipated that proxy materials will be distributed to shareholders of the Core Fund in March 2003.

If the Plan is approved and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective in April 2003. In the event the shareholders of the Core Fund fail to approve the Plan, the Core Fund will continue to operate and the Board may resubmit the Plan for shareholder approval or consider other proposals.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE